Virtus Mutual Funds C/O State Street Bank & Trust Co. PO Box 8301 Boston MA 02266-8301	Toll Free 800-243-1574 Virtus.com

May 5, 2010

Dear Shareholder:

The Virtus Disciplined Small-Cap Opportunity Fund (“Disciplined Small-Cap Opportunity”), a series of Virtus Insight Trust, will hold a special meeting of shareholders at 2 p.m. Eastern time, on June 23, 2010, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). At the Meeting, shareholders of Disciplined Small-Cap Opportunity will vote on an Agreement and Plan of Reorganization (the “Plan”) under which Disciplined Small-Cap Opportunity will be combined into the Virtus Small-Cap Core Fund (“Small-Cap Core”), a series of Virtus Equity Trust. The reorganization is expected to be completed on or about June 25, 2010. Disciplined Small-Cap Opportunity’s investment objective and its investment strategies are substantially similar to those of Small-Cap Core. If the Plan is approved by shareholders, you will become a shareholder of Small-Cap Core and will receive shares of the corresponding class of Small-Cap Core with an aggregate net asset value equal to the aggregate net asset value of your investment in Disciplined Small-Cap Opportunity. No sales charge will be imposed in connection with the reorganization.

The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of Disciplined Small-Cap Opportunity and its shareholders. The reorganization into a single fund is expected to result in greater operating efficiencies, which may lead to lower fund expenses for shareholders of Disciplined Small-Cap Opportunity. The expenses associated with the reorganization will be paid by Small-Cap Core. You will not incur any sales charges in connection with the reorganization. Therefore, the Board of Trustees recommends that you vote in favor of the Plan.

Details of the proposed Plan, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.

Your vote counts and delaying to vote may potentially add to the cost of this proxy solicitation. Please cast your ballot today—online, by telephone or by mail—by following the instructions on the enclosed proxy card.

If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. We are committed to serving you and appreciate your continued investment in Virtus Mutual Funds.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

Mutual Funds distributed by VP Distributors, Inc.

Q & A FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposed reorganization that will be the subject of a shareholder vote.

Q.	What issue am I being asked to vote on at the upcoming special meeting on June 23, 2010?

A.	Shareholders of Virtus Disciplined Small-Cap Opportunity Fund (“Disciplined Small-Cap Opportunity”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of Disciplined Small-Cap Opportunity, a series of Virtus Insight Trust (“Insight Trust”) into Virtus Small-Cap Core Fund (“Small-Cap Core”), a series of Virtus Equity Trust.

Q.	Why did the Board of Trustees approve the Reorganization?

A.	The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and strategies within the Virtus Mutual Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Small-Cap Core has a substantially similar investment objective, and its performance for the one-, three-, five- and ten-year periods ended December 31, 2009 has exceeded that of Disciplined Small-Cap Opportunity. In addition, effective immediately prior to the Reorganization, the Adviser to the Funds will contractually reduce its advisory fee to 0.75%. Total fund operating expenses on a pro-forma basis for the combined Funds are not expected to be higher than Disciplined Small-Cap Opportunity’s current total operating expenses. The Reorganization could create better efficiencies for the portfolio management team, and perhaps lower expenses for Small-Cap Core as assets grow, which will benefit shareholders of Disciplined Small-Cap Opportunity.

Q.	What will happen to my existing shares?

A.	Your shares of Disciplined Small-Cap Opportunity will be exchanged for shares of Small-Cap Core. Therefore, if you own Class A, Class C or Class I shares of Disciplined Small-Cap Opportunity, you will own Class A, Class C or Class I shares, respectively, of Small-Cap Core following the Reorganization. You will not pay any sales charges in connection with the Reorganization. The shares of Small-Cap Core that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of Disciplined Small-Cap Opportunity immediately prior to the Reorganization so that the value of your investment will be exactly the same immediately before and immediately after the Reorganization.

Q.	Are there differences between the investment objectives and investment strategies of Disciplined Small-Cap Opportunity and Small-Cap Core?

A.	The investment objective of Disciplined Small-Cap Opportunity is substantially similar to that of Small-Cap Core. The investment strategies for Disciplined Small-Cap Opportunity are also substantially similar to those for Small-Cap Core, but there are some differences. While Disciplined Small-Cap Opportunity focuses on growth stocks, Small-Cap Core uses a blended growth and value strategy when selecting securities for investment. In addition, Small-Cap Core invests in approximately 20-40 securities at any given time, while Disciplined Small-Cap Opportunity generally does not limit the number of securities it holds at any given time.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

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Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about June 25, 2010.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization should be a tax-free transaction for federal income tax purposes.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of Disciplined Small-Cap Opportunity do not approve the Plan, the Reorganization will not take effect and the Board of Trustees of Insight Trust will consider other possible courses of action in the best interests of Disciplined Small-Cap Opportunity and its shareholders.

Q.	Has the Board of Trustees approved the proposal?

A.	Yes. The Board unanimously approved the Reorganization as set forth in the Plan and recommends that you vote FOR the Plan.

Q.	Who will pay for the legal costs and proxy solicitation associated with the proposal?

A.	All of the costs incurred by the Funds in connection with the Reorganization will be paid by Small-Cap Core. If the Plan is not approved, Virtus Investment Advisers, Inc. or one of its affiliates will pay the expenses incurred by Disciplined Small-Cap Opportunity and Small-Cap Core in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Disciplined Small-Cap Opportunity, Small-Cap Core or their shareholders.

Q.	How do I vote my shares?

A.	If you do not expect to attend the Meeting, you may vote by telephone by calling the toll-free number on the proxy card or by computer at the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you may vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. You may also vote your shares by attending the Meeting. It is important that you vote promptly.

Q.	Will anyone contact me?

A.	You may receive a call from our proxy solicitor, Computershare Fund Services, Inc. (“CFS”) to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call Mutual Fund Services at 800-243-1574. As the Meeting date approaches, certain shareholders of Disciplined Small-Cap Opportunity may receive telephone calls from representatives of CFS if their votes have not yet been received. Proxies that are obtained telephonically by CFS will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal.

In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. You may vote by telephone, over the Internet or by mail. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States.

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VIRTUS INSIGHT TRUST

on behalf of Virtus Disciplined Small-Cap Opportunity Fund

101 Munson Street

Greenfield, Massachusetts 01301

1-800-243-1574

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 23, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Virtus Disciplined Small-Cap Opportunity Fund (“Disciplined Small-Cap Opportunity”) series of Virtus Insight Trust (“Insight Trust”), a Massachusetts business trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut, 06103, on June 23, 2010 at 2 p.m. Eastern time and any adjournments thereof (the “Meeting”). The Meeting will be held for the following purposes:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Disciplined Small-Cap Opportunity, a series of Insight Trust, by Virtus Small-Cap Core Fund (“Small-Cap Core”), a series of Virtus Equity Trust, in exchange for shares of Small-Cap Core and the assumption by Small-Cap Core of the liabilities of Disciplined Small-Cap Opportunity. The Plan also provides for distribution of these shares of Small-Cap Core to shareholders of Disciplined Small-Cap Opportunity in liquidation and subsequent termination of Disciplined Small-Cap Opportunity. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Disciplined Small-Cap Opportunity.

2.	To transact any other business that may properly come before the Meeting.

The Board of Trustees of Insight Trust has fixed the close of business on April 19, 2010 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet—log on at the Internet address provided on the proxy card

•	By telephone—call the toll-free number listed on the proxy card

•	By mail—using the enclosed proxy card and postage paid envelope

•	In person—at the Meeting

We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

By order of the Board of Trustees

Kevin J. Carr
Secretary
Virtus Insight Trust

April 26, 2010

SHAREHOLDERS ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS, IF MAILING, IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

ACQUISITION OF ASSETS OF

VIRTUS DISCIPLINED SMALL-CAP OPPORTUNITY FUND

a series of

Virtus Insight Trust

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS SMALL-CAP CORE FUND

a series of

Virtus Equity Trust

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/PROXY STATEMENT

DATED APRIL 26, 2010

This Prospectus/Proxy Statement is being furnished in connection with an Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Virtus Disciplined Small-Cap Opportunity Fund (“Disciplined Small-Cap Opportunity”), a series of Virtus Insight Trust (“Insight Trust”), for consideration at a Special Meeting of Shareholders to be held on June 23, 2010 at 2 p.m. Eastern time at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of Disciplined Small-Cap Opportunity’s shareholders, the Board of Trustees of Insight Trust has approved the proposed reorganization of Disciplined Small-Cap Opportunity into Virtus Small-Cap Core Fund (“Small-Cap Core”), a series of Virtus Equity Trust ( “Equity Trust”). Disciplined Small-Cap Opportunity and Small-Cap Core are sometimes referred to in this Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of Disciplined Small-Cap Opportunity will be acquired by Small-Cap Core in exchange for Class A, Class C and Class I shares of Small-Cap Core and the assumption by Small-Cap Core of the liabilities of Disciplined Small-Cap Opportunity (the “Reorganization”). If the Reorganization is approved, Class A, Class C and Class I shares of Small-Cap Core will be distributed to each shareholder in liquidation of Disciplined Small-Cap Opportunity, and Disciplined Small-Cap Opportunity will be terminated as a series of Insight Trust. You will then hold that number of full and fractional shares of Small-Cap Core which have an aggregate net asset value equal to the aggregate net asset value of your shares of Disciplined Small-Cap Opportunity.

Disciplined Small-Cap Opportunity is a separate diversified series of Insight Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Small-Cap Core is a separate diversified series of Equity

Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Disciplined Small-Cap Opportunity is substantially similar to that of Small-Cap Core, as follows:

Fund	Investment Objective

Disciplined Small-Cap Opportunity	Seeks to provide capital appreciation.

Small-Cap Core	Long-term capital appreciation, with dividend income a secondary consideration.

The investment strategies for Disciplined Small-Cap Opportunity are substantially similar to those for Small-Cap Core, but there are some differences. While Disciplined Small-Cap Opportunity focuses on growth stocks, Small-Cap Core uses a blended growth and value strategy when selecting securities for investment. In addition, Small-Cap Core invests in approximately 20-40 securities at any given time, while Disciplined Small-Cap Opportunity generally does not limit the number of securities it holds at any given time.

Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser for both Funds. Harris Investment Management, Inc. serves as the investment subadviser for Disciplined Small-Cap Opportunity, while Kayne Anderson Rudnick Investment Management, LLC (“KAR”) serves as the investment subadviser for Small-Cap Core.

This Prospectus/Proxy Statement explains concisely the information about Small-Cap Core that you should know before voting on the Plan. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Disciplined Small-Cap Opportunity:	How to Obtain this Information:

Prospectus of Insight Trust relating to Disciplined Small-Cap Opportunity, dated May 1, 2009, as supplemented

Statement of Additional Information of Insight Trust relating to Disciplined Small-Cap Opportunity, dated May 1, 2009, as supplemented

Annual Report of Insight Trust relating to Disciplined Small-Cap Opportunity for the year ended December 31, 2009

Copies are available upon request and without charge if you:

•     Visit www.virtus.com on the Internet;

•     Write to VP Distributors, Inc.

100 Pearl Street

Hartford, CT 06103; or

•     Call (800) 243-1574 toll-free.

Information about Small-Cap Core:	How to Obtain this Information:

Prospectus of Equity Trust relating to Small-Cap Core, dated June 22, 2009, as supplemented, which accompanies this Prospectus/Proxy Statement

Statement of Additional Information of Equity Trust relating to Small-Cap Core, dated June 22, 2009, as supplemented

Annual Report of Equity Trust relating to Small-Cap Core for the year ended March 31, 2009

Semiannual Report of Equity Trust relating to Small-Cap Core for the six months ended September 30, 2009

Copies are available upon request and without charge if you:

•     Visit www.virtus.com on the Internet;

•     Write to VP Distributors, Inc.

100 Pearl Street

Hartford,  CT 06103; or

•     Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated April 26, 2010, which relates to this Prospectus/Proxy Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, Inc. 100 Pearl Street Hartford, CT 06103; or • Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Disciplined Small-Cap Opportunity contained in the Prospectus of Insight Trust dated May 1, 2009, as supplemented, (SEC File No. 811-07447) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Small-Cap Core contained in the Prospectus of Equity Trust dated June 22, 2009, as supplemented, (SEC File No. 811-00945) also is incorporated by reference in this document. The Statement of Additional Information dated April 26, 2010 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Insight Trust relating to Disciplined Small-Cap Opportunity for the year ended December 31, 2009, financial statements of Equity Trust relating to Small-Cap Core for the year ended March 31, 2009 and the six-month period ended September 30, 2009, and pro forma financial statements of Equity Trust relating to Small-Cap Core for the twelve-month period ended September 30, 2009, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Small-Cap Core:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The proposed Reorganization will allow shareholders of Disciplined Small-Cap Opportunity to own a fund that is similar in style and with a greater amount of combined assets after the Reorganization. Small-Cap Core has a substantially similar investment objective, and its performance for the one-, three-, five- and ten-year periods ended December 31, 2009 has exceeded that of Disciplined Small-Cap Opportunity. In addition, effective immediately prior to the Reorganization, the Adviser to the Funds will contractually reduce its advisory fee to 0.75%. Total fund operating expenses on a pro-forma basis for the combined Funds are not expected to be higher than Disciplined Small-Cap Opportunity’s current total operating expenses. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Small-Cap Core as assets grow, which will benefit shareholders of Disciplined Small-Cap Opportunity.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of Disciplined Small-Cap Opportunity to Small-Cap Core in exchange for Class A, Class C and Class I shares of Small-Cap Core;

•	the assumption by Small-Cap Core of all of the liabilities of Disciplined Small-Cap Opportunity;

•	the liquidation of Disciplined Small-Cap Opportunity by distribution of Class A, Class C and Class I shares of Small-Cap Core to Disciplined Small-Cap Opportunity’s shareholders; and

•	the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for federal income tax purposes.

Subject to the required shareholder approval, the Reorganization is expected to be completed on or about June 25, 2010.

After the Reorganization, what shares will I own?

If you own Class A, Class C or Class I shares of Disciplined Small-Cap Opportunity, you will own Class A, Class C or Class I shares, respectively, of Small-Cap Core.

The new shares you receive will have the same total value as your shares of Disciplined Small-Cap Opportunity, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of Disciplined Small-Cap Opportunity into Small-Cap Core, operating efficiencies are anticipated to be achieved by Small-Cap Core because it will have a greater level of assets. As of December 31, 2009, Disciplined Small-Cap Opportunity’s net assets were approximately $82.9 million and Small-Cap Core’s net assets were approximately $49.5 million. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total gross fund operating expenses for the 12 months ended September 30, 2009 for Class A, Class C and Class I shares of Disciplined Small-Cap Opportunity are 1.39%, 2.14% and 1.19%, respectively, while total gross operating expenses for the Class A, Class C and Class I shares of Small-Cap Core are 1.68%, 2.43% and 1.43%, respectively; however, as a result of the Reorganization, Small-Cap Core’s expenses are expected to be reduced to 1.39%, 2.14% and 1.14% for the Class A, Class C and Class I shares, respectively, on a pro forma basis.

After the Reorganization, the value of your shares will depend on the performance of Small-Cap Core rather than that of Disciplined Small-Cap Opportunity. The Board of Trustees of each of Insight Trust and Equity Trust believes that the Reorganization will benefit both Disciplined Small-Cap Opportunity and Small-Cap Core. The costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, are estimated to be $100,000, and will be paid by Small-Cap Core.

Like Disciplined Small-Cap Opportunity, Small-Cap Core will pay dividends from net investment income on a semiannual basis and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C and Class I shares of Small-Cap Core or distributed in cash, in accordance with your election.

How do the Trustees recommend that I vote?

The Trustees of Insight Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of Disciplined Small-Cap Opportunity and its shareholders, and that the shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for approval of the shareholders of Disciplined Small-Cap Opportunity.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PLAN AND THE REORGANIZATION CONTEMPLATED THEREBY

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class C and Class I shares, as applicable, of Small-Cap Core in the same manner as you did for your shares of Disciplined Small-Cap Opportunity before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

The investment objective of Disciplined Small-Cap Opportunity is substantially similar to that of Small-Cap Core. The investment objectives of both Disciplined Small-Cap Opportunity and Small-Cap Core are non-fundamental, which means that each may be changed by vote of the respective Fund’s Trustees and without shareholder approval, upon 60 days notice. The investment strategies of the Funds are also substantially similar.

The following tables summarize a comparison of Disciplined Small-Cap Opportunity and Small-Cap Core with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Funds.

	Disciplined Small-Cap Opportunity	Small-Cap Core

Investment Objective	Seeks to provide capital appreciation.	Long-term capital appreciation, with dividend income a secondary consideration.

Principal Investment Strategies

Normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The Subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000® Index, an index comprised of stocks with market capitalizations ranging from $20.3 million to $5.5 billion at December 31, 2009. As of December 31, 2009, the market capitalization of the equity issuers in which the Fund was invested ranged from $149.8 million to $3 billion. The Fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

Seeks to invest in the securities of companies that the Subadviser believes have growth potential. In selecting securities, the Subadviser focuses on those companies that appear to have potential for above average sales and earnings growth but are attractively valued relative to the securities of comparable companies.

Seeks to maintain a risk level approximating that of the Russell 2000® Index.

Under normal circumstances, invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Fund may invest may vary with market conditions. As of December 31, 2009, the market capitalization range of companies included in the Russell 2000® Index was $20.3 million to $5.5 billion, and the market capitalization of the equity issuers in which the Fund was invested ranged from $383.1 million to $4.9 billion. The Fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

Uses a blended growth and value strategy when selecting securities for investment.

Uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the Subadviser deems to be of high quality. If a company meets these criteria, the Subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure.

Seeks to provide the risk characteristics of the less volatile large-cap S&P 500 Index.

Generally, the Fund invests in approximately 20-40 securities at any given time.

The principal risks of the Funds are similar as well. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

Although Disciplined Small-Cap Opportunity and Small-Cap Core have substantially similar investment objectives and investment strategies, all or a substantial portion of the securities held by Disciplined Small-Cap Opportunity may be sold after the Reorganization in order to comply with the investment practices of Small-Cap Core in connection with the Reorganization. For any such sales, the transaction costs will be borne by Small-Cap Core. Such costs are ultimately borne by the Fund’s shareholders.

How do the Funds’ fees and expenses compare?

Disciplined Small-Cap Opportunity offers three classes of shares (Class A, Class C and Class I). Small-Cap Core offers three classes of shares (Class A, Class C and Class I, after all Class B shares are to be converted into Class A shares prior to the Reorganization). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class C and Class I shares of each of the Funds. The columns entitled “Small-Cap Core (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 45 of the fund’s statutory prospectus and “Alternative Purchase Arrangements” on page 47 of the fund’s statement of additional information.

The amounts for the Class A, Class C and Class I shares of Disciplined Small-Cap Opportunity and Small-Cap Core, set forth in the following tables and in the examples, are based on the expenses for the 12-month period ended September 30, 2009. The amounts for Class A, Class C and Class I shares of Small-Cap Core (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Small-Cap Core would have been for the 12-month period ended September 30, 2009, assuming the Reorganization had taken place on October 1, 2008.

Shareholder Fees (fees paid directly from your investment)

	Disciplined Small-Cap Opportunity Class A	Small-Cap Core Class A	Small-Cap Core (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Disciplined Small-Cap Opportunity Class A	Small-Cap Core Class A	Small-Cap Core (Pro Forma) Class A
Management Fees	0.75%	0.85%	0.75	%(a)
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.39%	0.58%	0.39%
Total Annual Fund Operating Expenses	1.39%	1.68%	1.39%

Shareholder Fees (fees paid directly from your investment)

	Disciplined Small-Cap Opportunity Class C		Small-Cap Core Class C		Small-Cap Core (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%(b)	1.00	%(b)	1.00	%(b)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Disciplined Small-Cap Opportunity Class C	Small-Cap Core Class C	Small-Cap Core (Pro Forma) Class C
Management Fees	0.75%	0.85%	0.75	%(a)
Distribution and Shareholder Servicing (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.39%	0.58%	0.39%
Total Annual Fund Operating Expenses	2.14%	2.43%	2.14%

Shareholder Fees (fees paid directly from your investment)

	Disciplined Small-Cap Opportunity Class I	Small-Cap Core Class I	Small-Cap Core (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Disciplined Small-Cap Opportunity Class I		Small-Cap Core Class I	Small-Cap Core (Pro Forma) Class I
Management Fees	0.75%		0.85%	0.75	%(a)
Distribution and Shareholder Servicing (12b-1) Fees	None		None	None
Shareholder Services Fee	0.05	%(c)	None	None
Other Expenses	0.39%		0.58%	0.39%
Total Annual Fund Operating Expenses	1.19%		1.43%	1.14%

(a)	Effective immediately prior to the Reorganization, the Adviser will contractually reduce its advisory fee to 0.75%.
(b)	The deferred sales charge is imposed on Class C shares redeemed during the first year only.
(c)	Disciplined Small-Cap Opportunity has a separate shareholder service fee plan for Class I shares, which is currently waived.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and Small-Cap Core (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
Disciplined Small-Cap Opportunity	$708	$990	$1,292	$2,148

Small-Cap Core	$736	$1,074	$1,435	$2,448

Small-Cap Core (Pro Forma)	$708	$990	$1,292	$2,148

	Class C
	One Year	Three Years	Five Years	Ten Years
Disciplined Small-Cap Opportunity	$317	$670	$1,149	$2,472

Small-Cap Core	$346	$758	$1,296	$2,766

Small-Cap Core (Pro Forma)	$317	$670	$1,149	$2,472

You would pay the following expenses if you did not redeem your Class C shares:

	Class C
	One Year	Three Years	Five Years	Ten Years
Disciplined Small-Cap Opportunity	$217	$670	$1,149	$2,472

Small-Cap Core	$246	$758	$1,296	$2,766

Small-Cap Core (Pro Forma)	$217	$670	$1,149	$2,472

	Class I
	One Year	Three Years	Five Years	Ten Years
Disciplined Small-Cap Opportunity	$121	$378	$654	$1,443

Small-Cap Core	$146	$452	$782	$1,713

Small-Cap Core (Pro Forma)	$116	$362	$628	$1,386

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, Disciplined Small-Cap Opportunity’s portfolio turnover rate was 109% of the average value of its portfolio, while Small-Cap Core’s portfolio turnover rate was 23% of the average value of its portfolio.

How do the Funds’ performance records compare?

The following charts show how the Class I shares of Disciplined Small-Cap Opportunity and Small-Cap Core have performed in the past. The Class I shares of Disciplined Small-Cap Opportunity commenced operations on February 23, 1996, the Class A shares commenced operations on March 4, 1999 and the Class C shares commenced operations on June 26, 2006. The Class I shares of Small-Cap Core commenced operations on October 18, 1996 and the Class A and Class C shares commenced operations on August 30, 2002.

Small-Cap Core, a series of Equity Trust (“Successor Fund”), is the successor of the Phoenix Small-Mid Cap Fund, a series of Phoenix Asset Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to Small-Cap Core’s commencement date. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss in each full calendar year for the Class I shares of Disciplined Small-Cap Opportunity and Small-Cap Core.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year to year. These charts include the effects of fund expenses. Each Fund’s annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Disciplined Small-Cap Opportunity—Class I

Best Quarter: 3rd—2003     23.18%

Worst Quarter: 4th—2008     -26.01%

Year-to-date performance (through March 31, 2010) is 6.07%

Small-Cap Core—Class I

Best Quarter: 3rd—2009     20.08%

Worst Quarter: 4th—2008     -17.60%

Year-to-date performance (through March 31, 2010) is 5.11%

The next set of tables lists the average annual total return by class of Disciplined Small-Cap Opportunity and Small-Cap Core, as applicable, for the past one, five and ten years and since inception (through December 31, 2009). The after-tax returns shown are for Class I shares of Disciplined Small-Cap Opportunity and Small-Cap Core; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with appropriate widely recognized indexes of securities, descriptions of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Average Annual Total Return (for the period ended 12/31/2009)

Disciplined Small-Cap Opportunity	1 Year Ended 12/31/09	5 Years Ended 12/31/09	10 Years Ended 12/31/09	Since Inception
Class I shares
Return Before Taxes	23.27%	-4.44%	2.17%	—
Return After Taxes on Distributions	23.27%	-6.18%	0.45%	—
Return After Taxes on Distributions and Sale of Fund Shares	15.13%	-3.28%	1.89%	—
Class A shares
Return Before Taxes	15.82%	-5.81%	1.31%	—
Class C Shares				6/26/2006
Return Before taxes	21.99%	—	—	-8.95%
S&P 500® Index	26.46%	0.42%	-0.96%	-1.07%
Russell 2000® Index	27.17%	0.51%	3.51%	-2.10%

Small-Cap Core	1 Year Ended 12/31/09	5 Years Ended 12/31/09	10 Years Ended 12/31/09	Since Inception
Class I shares
Return Before Taxes	30.50%	0.87%	4.95%	—
Return After Taxes on Distributions	30.50%	-0.29%	4.04%	—
Return After Taxes on Distributions and Sale of Fund Shares	19.82%	0.81%	4.19%	—
Class A shares				8/30/2002
Return Before Taxes	22.73%	-0.56%	—	3.74%
Class C Shares				8/30/2002
Return Before taxes	29.17%	-0.13%	—	3.84%
S&P 500® Index	26.46%	0.42%	-0.96%	4.77%
Russell 2000® Index	27.17%	0.51%	3.51%	8.01%

(1)	The Funds’ average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the Fund’s Class A shares and a full redemption in the Fund’s Class C shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sales of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of fund shares. The benefit (to the extent it can be used to offset other gains) may result in a higher return.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested. These indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Small-Cap Core is also contained in management’s discussion of Small-Cap Core’s performance, which appears in the most recent Annual Report of Equity Trust relating to Small-Cap Core.

Who will be the Adviser and Subadviser of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of Disciplined Small-Cap Opportunity and Small-Cap Core is the responsibility of, and is supervised by, the respective Boards of Trustees of Insight Trust and Equity Trust.

Adviser

Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) is the investment adviser for Small-Cap Core and is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadviser and recommending its hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients, with assets under management of approximately $13.2 billion as of December 31, 2009.

•	The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103.

Subadviser

KAR (the “Subadviser”) is the investment subadviser to Small-Cap Core. Pursuant to the Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund’s portfolio.

Facts about the Subadviser:

•	The Subadviser is an affiliate of VIA, and has been an investment adviser since 1984.

•	The Subadviser is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067.

•	The Subadviser had approximately $3.9 billion in assets under management as of December 31, 2009.

Equity Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Co-Portfolio Manager of the Small-Cap Core Fund (since 1996). He is also Co-Portfolio Manager for the Virtus Quality Small-Cap Fund (since inception in June 2006) and the Virtus Small-Cap Sustainable Growth Fund (since inception in June 2006). Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining the Subadviser in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 28 years of investment industry experience.

Todd Beiley, CFA. Mr. Beiley is a Co-Portfolio Manager of the Small-Cap Core Fund (since February 2009). He is also Co-Portfolio Manager for the Small-Cap Sustainable Growth Fund (since 2008). Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining the Subadviser in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over 10 years of investment industry experience.

Jon Christensen, CFA. Mr. Christensen is a Co-Portfolio Manager of the Small-Cap Core Fund (since December 2008). He is also Co-Portfolio Manager for the Small-Cap Sustainable Growth Fund (since February 2009) and the Mid-Cap Core Fund (since inception in June 2009). Mr. Christensen is a portfolio manager and senior research analyst with primary research responsibilities for the small- and mid-capitalization consumer sector. Before joining the Subadviser in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 14 years of investment industry experience.

Please refer to the Statement of Additional Information for additional information about Small-Cap Core’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of Small-Cap Core.

Advisory Fees

For its management and supervision of the daily business affairs of Small-Cap Core, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Small-Cap Core’s net assets at an annual rate of 0.85%. Effective immediately prior to the Reorganization, the Adviser will contractually reduce its advisory fee to 0.75%.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Small-Cap Core. The Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee at the rate of 50% of the net advisory fee.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that, for federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for federal income tax purposes, no gain or loss will be recognized by Disciplined Small-Cap Opportunity or its shareholders as a result of receiving shares of Small-Cap Core in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Small-Cap Core that are received by the shareholders of Disciplined Small-Cap Opportunity will be the same as the holding period and aggregate tax basis of the shares of Disciplined Small-Cap Opportunity previously held by such shareholders, provided that such shares of Disciplined Small-Cap Opportunity are held as capital assets. In addition, no gain or loss will be recognized by Small-Cap Core upon the receipt of the assets of Disciplined Small-Cap Opportunity in exchange for shares of Small-Cap Core and the assumption by Small-Cap Core of Disciplined Small-Cap Opportunity’s liabilities, and the holding period and tax basis of the assets of Disciplined Small-Cap Opportunity in the hands of Small-Cap Core as a result of the Reorganization will be the same as in the hands of Disciplined Small-Cap Opportunity immediately prior to the Reorganization. Small-Cap Core’s utilization after the Reorganization of any pre-Reorganization losses realized by Small-Cap Core to offset income or gain realized by Disciplined Small-Cap Opportunity could be subject to limitation.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are similar due to the substantially similar investment objectives and investment policies of the Funds. The risks of Small-Cap Core are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following disclosure highlights the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Growth Stocks Risk, Market Volatility Risk and Small and Unseasoned Company Risk.

•

Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Market Volatility Risk—The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has led to volatile financial markets that expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

•

Small and Unseasoned Company Risk—The risk that investments in smaller unseasoned companies may be more volatile than investments in larger companies. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. The trading volume of small company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Small-Cap Core is also subject to Limited Number of Investments Risk and Value Stocks Risk.

•

Limited Number of Investments Risk—The risk that conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

•

Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

At a regular meeting held on February 24-26, 2010, all of the Trustees of Insight Trust on behalf of Disciplined Small-Cap Opportunity, including the Disinterested Trustees, considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of Disciplined Small-Cap Opportunity and its shareholders, and that the interests of existing shareholders of Disciplined Small-Cap Opportunity will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Small-Cap Core has a substantially similar investment objective and substantially similar investment strategies as Disciplined Small-Cap Opportunity. They further noted that Small-Cap Core’s performance for the one-, three-, five- and ten-year periods ended December 31, 2009 exceeded that of Disciplined Small-Cap Opportunity. In addition, it is expected that total fund operating expenses on a pro-forma basis for the combined Funds will not be higher than Disciplined Small-Cap Opportunity’s current total operating expenses.

The Trustees considered the relative asset size of each Fund, including the benefits of creating an entity with a higher combined level of assets.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that Small-Cap Core will bear the expenses incurred in connection with the Reorganization;

•	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Small-Cap Core will assume all of the liabilities of Disciplined Small-Cap Opportunity;

•	the fact that the Reorganization should be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of Disciplined Small-Cap Opportunity, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of Insight Trust consulted with counsel to the Disinterested Trustees, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Insight Trust concluded that the proposed Reorganization would be in the best interests of Disciplined Small-Cap Opportunity and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Disciplined Small-Cap Opportunity for approval.

The Trustees of Equity Trust have also approved the Plan on behalf of Small-Cap Core, after concluding that the proposed Reorganization would be in the best interests of Small-Cap Core and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of Disciplined Small-Cap Opportunity will be acquired by Small-Cap Core in exchange for Class A, Class C and Class I shares of Small-Cap Core and the assumption by Small-Cap Core of all of the liabilities of Disciplined Small-Cap Opportunity on or about June 25, 2010, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Disciplined Small-Cap Opportunity will endeavor to discharge all of its known liabilities and obligations. Disciplined Small-Cap Opportunity will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, Disciplined Small-Cap Opportunity will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The number of full and fractional shares of each class of Small-Cap Core to be received by the shareholders of Disciplined Small-Cap Opportunity will be determined by dividing the net assets of Disciplined Small-Cap Opportunity by the net asset value of a share of Small-Cap Core. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

VP Distributors, Inc. (“VP Distributors”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Small-Cap Core, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Small-Cap Core, Disciplined Small-Cap Opportunity will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Small-Cap Core received by Disciplined Small-Cap Opportunity. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Disciplined Small-Cap Opportunity’s shareholders on the share records of Small-Cap Core or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Small-Cap Core due to Disciplined Small-Cap Opportunity’s shareholders. All issued and outstanding shares of Disciplined Small-Cap Opportunity will be canceled. The shares of Small-Cap Core to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Disciplined Small-Cap Opportunity will be terminated as a series of Insight Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Disciplined Small-Cap Opportunity’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Disciplined Small-Cap Opportunity’s shareholders, the Plan may be terminated (a) by the mutual agreement of Disciplined Small-Cap Opportunity and Small-Cap Core; (b) by either Disciplined Small-Cap Opportunity or Small-Cap Core if the Reorganization has not occurred on or before October 31, 2010, unless such date is extended by mutual agreement of Disciplined Small-Cap Opportunity and Small-Cap Core; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

If the Reorganization is not consummated, VIA or one of its affiliates will pay the expenses incurred by Disciplined Small-Cap Opportunity and Small-Cap Core in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Disciplined Small-Cap Opportunity, Small-Cap Core or their shareholders.

If Disciplined Small-Cap Opportunity’s shareholders do not approve the Reorganization, the Trustees of Insight Trust will consider other possible courses of action in the best interests of Disciplined Small-Cap Opportunity and its shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, for federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:

1.	No gain or loss will be recognized by Small-Cap Core upon the receipt of the assets of Disciplined Small-Cap Opportunity solely in exchange for the shares of Small-Cap Core and the assumption by Small-Cap Core of the liabilities of Disciplined Small-Cap Opportunity;

2.	No gain or loss will be recognized by Disciplined Small-Cap Opportunity on the transfer of its assets to Small-Cap Core in exchange for Small-Cap Core’s shares and the assumption by Small-Cap Core of the liabilities of Disciplined Small-Cap Opportunity or upon the distribution of Small-Cap Core’s shares to Disciplined Small-Cap Opportunity’s shareholders in exchange for their shares of Disciplined Small-Cap Opportunity;

3.	No gain or loss will be recognized by Disciplined Small-Cap Opportunity’s shareholders upon the exchange of their shares of Disciplined Small-Cap Opportunity for shares of Small-Cap Core in liquidation of Disciplined Small-Cap Opportunity;

4.	The aggregate tax basis of the shares of Small-Cap Core received by each shareholder of Disciplined Small-Cap Opportunity pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Disciplined Small-Cap Opportunity held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Small-Cap Core received by each shareholder of Disciplined Small-Cap Opportunity will include the period during which the shares of Disciplined Small-Cap Opportunity exchanged therefor were held by such shareholder (provided that the shares of Disciplined Small-Cap Opportunity are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of Disciplined Small-Cap Opportunity acquired by Small-Cap Core will be the same as the tax basis of such assets to Disciplined Small-Cap Opportunity immediately prior to the Reorganization, and the holding period of such assets in the hands of Small-Cap Core will include the period during which the assets were held by Disciplined Small-Cap Opportunity.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, Disciplined Small-Cap Opportunity would recognize gain or loss on the transfer of its assets to Small-Cap Core and each shareholder of Disciplined Small-Cap Opportunity would recognize a taxable gain or loss equal to the difference between its tax basis in its Disciplined Small-Cap Opportunity shares and the fair market value of the shares of Small-Cap Core it received.

Small-Cap Core’s utilization after the Reorganization of any pre-Reorganization losses realized by Small-Cap Core to offset income or gain realized by Disciplined Small-Cap Opportunity could be subject to limitation. Shareholders of Disciplined Small-Cap Opportunity should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2009, and the capitalization of Small-Cap Core on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.7077 Class A shares, 0.7349 Class C shares and 0.7346 Class I shares of Small-Cap Core for each Class A, Class C and Class I share, respectively, of Disciplined Small-Cap Opportunity.

Capitalization of Disciplined Small-Cap Opportunity, Small-Cap Core and

Small-Cap Core (Pro Forma)

	Disciplined Small-Cap Opportunity	Small-Cap Core	Adjustments(a)		Small-Cap Core (Pro Forma) After Reorganization
Net Assets (in 000s)

Class A	$17,173	$13,587	$851	(b)	$31,611

Class B	—	$875	(875	)(b)	—

Class C	$612	$4,759	$(4)		$5,367

Class I	$67,390	$26,825	$(72)		$94,143
Total Net Assets	$85,175	$46,046	$(100)		$131,121
Net Asset Value Per Share

Class A	$9.40	$13.29			$13.28

Class C	$9.13	$12.43			$12.42

Class I	$9.99	$13.60			$13.59
Shares Outstanding (in 000s)

Class A	1,826	1,022	(468)		2,380

Class B	—	70	(70	)(b)	—

Class C	67	383	(18)		432

Class I	6,745	1,973	(1,790)		6,928
Total Shares Outstanding	8,638	3,448	(2,346	)(c)	9,740
(a)	Reflects $100,000 in merger costs allocated to Small-Cap Core.
(b)	Class B shares for Small-Cap Core will be converted to Class A prior to the Reorganization.
(c)	Reflects change in shares outstanding due to reduction of Class A, Class C and Class I shares of Disciplined Small-Cap Opportunity in exchange for Class A, Class C and Class I shares, respectively, of Small-Cap Core based on the net asset value of Small-Cap Core’s Class A, Class C and Class I shares, respectively, at September 30, 2009.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, an affiliate of Virtus Investment Partners, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Disciplined Small-Cap Opportunity is authorized to issue three classes of shares: Class A, Class C and Class I. Small-Cap Core also currently offers Class A, Class C and Class I shares. Each class of shares for the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of Disciplined Small-Cap Opportunity owning Class A, Class C or Class I shares will receive Class A, Class C or Class I shares, respectively, of Small-Cap Core. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within 18 months of purchase. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares are also subject to an ongoing distribution and/or services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A shares.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sales charge (“CDSC”) if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Small-Cap Core will be added to the length of time you held shares in Disciplined Small-Cap Opportunity. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Disciplined Small-Cap Opportunity. Class C shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C shares. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Disciplined Small-Cap Opportunity in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadviser and their affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class C and Class I shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Small-Cap Core.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured.

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading.

Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within sixty days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 49, “How to Buy Shares” on page 50 and “How to Sell Shares” on page 51 of the fund’s statutory prospectus.

Exchange Privileges

The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds. Class C shares of the Funds are also exchangeable for Class T shares of those Virtus Mutual Funds offering them.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Small-Cap Core intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Disciplined Small-Cap Opportunity is a series of Insight Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Massachusetts business trust. Small-Cap Core is a series of Equity Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that is organized as a Delaware statutory trust. Insight Trust and Equity Trust are governed by their respective Declaration of Trust and By-Laws, Board of Trustees, Massachusetts or Delaware law, as applicable, and federal law. Each of Insight Trust and Equity Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of Equity Trust currently consist of Small-Cap Core and 12 other mutual funds of various asset classes, while Insight Trust consists of Disciplined Small-Cap Opportunity and 13 other mutual funds of various asset classes.

Capitalization

The beneficial interests in Insight Trust and Equity Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value for Insight Trust and no par value for Equity Trust, of one or more series. The Declaration of Trust of each entity permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Shareholders of Insight Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Insight Trust. However, the Declaration of Trust of Insight Trust contains an express disclaimer of shareholder liability and permits notice of such disclaimer to be given in each agreement entered into or executed by Insight Trust or the Trustees or officers of Insight Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of Insight Trust.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Equity Trust or a shareholder of Equity Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Equity Trust to liability. To guard against this risk, the Declaration of Trust of Equity Trust (a) provides that any written obligation of Equity Trust may contain a statement that such obligation may only be enforced against the assets of Equity Trust or the particular series in question and the obligation is not binding upon the shareholders of Equity Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Equity Trust. Accordingly, the risk of a shareholder of Equity Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Equity Trust itself is unable to meet its obligations. In light of Delaware law, the nature of Equity Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of Equity Trust is remote.

Shareholder Meetings and Voting Rights

Insight Trust, on behalf of Disciplined Small-Cap Opportunity, and Equity Trust, on behalf of Small-Cap Core, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Insight Trust or Equity Trust. In addition, each of Insight Trust and Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Insight Trust nor Equity Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Insight Trust or Equity Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, both Insight Trust and Equity Trust require 33 1/3% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of Equity Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Equity Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal. A Trustee of Insight Trust may be removed with cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Insight Trust, or with cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust of each of Insight Trust and Equity Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Declaration of Trust of Equity Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Equity Trust as a corporation or other entity, (2) merge Equity Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

The Declaration of Trust of Insight Trust provides that unless otherwise required by applicable law (including the 1940 Act): (1) the affirmative vote of the holders of two-thirds of the shares of Insight Trust, or the affirmative vote of the holders of a majority of the shares if such action is recommended by the Trustees, is required for Insight Trust, or any series of Insight Trust, to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities or cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; and (2) the affirmative vote of a majority of the shareholders is required in order for Insight Trust to reorganize under the laws of any state or other political subdivision of the United States.

Under certain circumstances, the Trustees of each of Insight Trust and Equity Trust may also terminate Insight Trust or Equity Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of Insight Trust or Equity Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Insight Trust or Equity Trust, the Fund or attributable to the class over the liabilities belonging to Insight Trust or

Equity Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Declaration of Trust of each of Insight Trust and Equity Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Insight Trust and Equity Trust, each Trustee of Insight Trust or Equity Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Insight Trust or Equity Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Insight Trust or Equity Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Insight Trust and Equity Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Insight Trust or Equity Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Insight Trust and Equity Trust, and Massachusetts or Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware or Massachusetts and federal law, as applicable law, directly for more complete information.

INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS

This Prospectus/Proxy Statement is being sent to shareholders of Disciplined Small-Cap Opportunity in connection with a solicitation of proxies by the Trustees of Insight Trust, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 2 p.m. Eastern time, June 23, 2010, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Disciplined Small-Cap Opportunity on or about May 7, 2010.

The Board of Trustees of Insight Trust has fixed the close of business on April 19, 2010 as the record date (the “Record Date”) for determining the shareholders of Disciplined Small-Cap Opportunity entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which voting instructions may be given, with respect to the Meeting or any adjournment thereof.

In voting for the Plan, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

Proxies may be revoked by mailing a notice of revocation to the Secretary of Insight Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, by executing a superseding proxy by telephone or through the Internet or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote through the Internet or by telephone, or attend in person. Guidelines on voting by mail, by telephone, through the Internet or in person at the Meeting appear on the enclosed proxy card.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the interests represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Plan and FOR any other matters deemed appropriate.

Thirty-three and one-third percent (33 1/3%) of the outstanding voting shares of Disciplined Small-Cap Opportunity must be present in person or by proxy to constitute a quorum for the Meeting. Approval of the Plan will require approval of the shares as mandated under the 1940 Act, which is the lesser of: approval by 67% or more of the votes present at the meeting if the holders of more than 50% of the outstanding votes are present; or, approval by more than 50% of the outstanding voting securities.

The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name”, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against the Plan.

In addition to the proxy solicitation by mail, representatives of Insight Trust may solicit proxies by mail, telephone, facsimile, Internet or personal contact. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Small-Cap Core. The anticipated cost of this proxy solicitation is approximately $100,000, plus expenses. The Trustees of Equity Trust concluded that the proposed cost of the Reorganization was reasonable, and the Reorganization would be in the best interests of Small-Cap Core and its shareholders. The Trustees also determined that, based on the potential savings to Small-Cap Core’s shareholders, it was appropriate for Small-Cap Core to incur the expenses of the Reorganization.

If shareholders of Disciplined Small-Cap Opportunity do not vote to approve the Plan, the Trustees of Insight Trust will consider other possible courses of action in the best interests of Disciplined Small-Cap Opportunity and its shareholders. If sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of Disciplined Small-Cap Opportunity who objects to the proposed Reorganization as set forth in the Plan will not be entitled under either Massachusetts law or the Declaration of Trust of Insight Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Small-Cap Core that they receive in the transaction at their then-current net asset value. Shares of Disciplined Small-Cap Opportunity may be redeemed at any time prior to the Reorganization. Shareholders of Disciplined Small-Cap Opportunity may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Insight Trust does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Insight Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Insight Trust in a reasonable period of time prior to that meeting.

The votes of the shareholders of Small-Cap Core are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The shareholders of Disciplined Small-Cap Opportunity at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Disciplined Small-Cap Opportunity owned as of the Record Date. As of the Record Date, the total number of shares of Disciplined Small-Cap Opportunity outstanding was as follows:

Number of Shares
Class A	1,582,157
Class C	66,848
Class I	5,855,090

Total	7,504,095

As of the Record Date, the officers and Trustees of Insight Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Disciplined Small-Cap Opportunity.

As of the Record Date, the officers and Trustees of Equity Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Small-Cap Core.

Control Persons and Principal Holders of Securities

As of the Record Date, there were no beneficial owners or record owners that held more than 5% of the shares of Small-Cap Core.

As of the Record Date, the beneficial owners or record owners of more than 5% of the shares of Disciplined Small-Cap Opportunity were as follows:

Disciplined Small-Cap Opportunity

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
SEI Private Trust Company C/O Harris Bank ID 940 Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	I	639,126	8.5%	9.9%
Mac & Co. A/C HTDFXXX1002 Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	I	2,299,986	30.6%	35.7%
Mac & Co. A/C HTDFXXX1112 Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	I	1,857,345	24.8%	28.8%

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Insight Trust relating to Disciplined Small-Cap Opportunity, for the year ended December 31, 2009, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Equity Trust relating to Small-Cap Core, for the year ended March 31, 2009, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Report of Equity Trust relating to Small-Cap Core for the six-month period ended September 30, 2009 has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Small-Cap Core will be passed upon by Kevin J. Carr, Esq., Vice President, Chief Legal Officer, Counsel, and Secretary of Equity Trust.

ADDITIONAL INFORMATION

Each of Insight Trust and Equity Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of Insight Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF INSIGHT TRUST RECOMMEND APPROVAL OF

THE PLAN AND ANY UNMARKED PROXY CARDS WILL BE

VOTED IN FAVOR OF APPROVAL OF THE PLAN.

April 26, 2010

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 25th day of February, 2010, by and between Virtus Equity Trust, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Virtus Small-Cap Core Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and Virtus Insight Trust, a Massachusetts business trust (the “Selling Trust”), on behalf of the Virtus Disciplined Small-Cap Opportunity Fund (the “Acquired Fund”), a separate series of the Selling Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not “interested persons” of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Acquired Fund’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 VP Distributors, Inc. (“VPD”) shall make all computations of value, in its capacity as administrator for the Acquiring Trust.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 25, 2010, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

3.2 The Selling Trust shall direct PFPC Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Selling Trust shall direct VPD in its capacity as transfer agent for the Trust (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Selling Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2009 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since September 30, 2009 there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The unaudited financial statements of the Acquiring Fund at September 30, 2009 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since September 30, 2009 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5. COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 If necessary, the Selling Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6. COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust’s election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Selling Trust’s Trust Instrument, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Selling Trust, on behalf of the Acquired Fund, nor the Acquiring Trust, on behalf of the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of McDermott Will & Emery LLP (“Tax Counsel”), addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Tax Counsel shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.5.

10. BROKERAGE FEES AND EXPENSES

10.1 The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then Virtus Investment Advisers, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2010 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Selling Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103, Attn: Counsel.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in the Trust Instrument of the respective party. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in the respective Trust Instruments.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer and attested by its Secretary or Assistant Secretary, all as of the date first written above.

VIRTUS EQUITY TRUST, on behalf of its series Virtus Small-Cap Core Fund

By:
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

VIRTUS INSIGHT TRUST, on behalf of its series Virtus Disciplined Small-Cap Opportunity Fund

By:
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

Agreed and accepted as to paragraph 10.3 only:

VIRTUS INVESTMENT ADVISERS, INC.

By:
By:	Kevin J. Carr
Title:	Vice President and Clerk

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS DISCIPLINED SMALL-CAP OPPORTUNITY FUND

a series of

VIRTUS INSIGHT TRUST

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

VIRTUS SMALL-CAP CORE FUND

a series of

VIRTUS EQUITY TRUST

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated April 26, 2010, relating specifically to the proposed transfer of the assets and liabilities of Virtus Disciplined Small-Cap Opportunity Fund (“Disciplined Small-Cap Opportunity”), a series of Virtus Insight Trust (“Insight Trust”) to Virtus Small-Cap Core Fund (“Small-Cap Core”), a series of Virtus Equity Trust ( “Equity Trust”), in exchange for Class A, Class C and Class I shares of beneficial interest, no par value, of Small-Cap Core (to be issued to holders of shares of Disciplined Small-Cap Opportunity), consists of the information set forth below pertaining to Disciplined Small-Cap Opportunity and Small-Cap Core and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of Insight Trust relating to Disciplined Small-Cap Opportunity, dated May 1, 2009, as supplemented;

(2)	The Statement of Additional Information of Equity Trust relating to Small-Cap Core, dated June 22, 2009, as supplemented;

(3)	Annual Report of Insight Trust relating to Disciplined Small-Cap Opportunity for the year ended December 31, 2009;

(4)	Annual Report of Equity Trust relating to Small-Cap Core for the year ended March 31, 2009;

(5)	Semiannual Report of Equity Trust relating to Small-Cap Core for the six months ended September 30, 2009; and

(6)	Pro Forma Financial Information for the period ending September 30, 2009 (attached hereto).

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Disciplined Small-Cap Opportunity and Small-Cap Core dated April 26, 2010. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Equity Trust at the telephone number or address set forth above.

Pro Forma Financial Information for the Period Ending September 30, 2009

Combination of Virtus Disciplined Small-Cap Opportunity into Virtus Small-Cap Core

(in thousands)

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Virtus Disciplined Small-Cap Opportunity and Virtus Small-Cap Core dated December 31, 2009 and September 30, 2009, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended September 30, 2009 is intended to present ratios and supplemental data as if the Reorganization of Virtus Disciplined Small-Cap Opportunity (the “Predecessor Fund”) into Virtus Small-Cap Core (the “Successor Fund”) had taken place on October 1, 2008. The Reorganization is intended to allow shareholders of the Predecessor Fund to own a fund that is similar in style and with a greater amount of combined assets after the Reorganization. The Predecessor Fund is sub-advised by Harris Investment Management, Inc. The Successor Fund is sub-advised by Kayne Anderson Rudnick Investment Management, LLC.

The funds have the same investment advisor, distributor, administrator, transfer agent, and custodian. Each of such service providers has entered into an agreement with the Funds which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except for the investment advisory agreements and shareholder services fees plans. The Predecessor Fund’s investment advisory fee is 0.75% of average net assets. The Successor Fund’s investment advisory fee is 0.85% of average net assets. Effective immediately prior to the Reorganization, the Adviser will contractually reduce its advisory fee to 0.75% for the Successor fund after the Reorganization. The Predecessor Fund has a 0.05% shareholder services fee on Class I shares which is currently under a voluntary waiver. The Successor Fund does not have this shareholder services fee.

Although the Funds have substantially identical investment objectives and substantially similar investment strategies, all or a substantial portion of the securities held by the Predecessor Fund may be sold after the Reorganization in order to comply with the investment practices of the Successor Fund in connection with the Reorganization. The Successor Fund’s subadviser intends to continue to focus the portfolio on a limited number of high quality securities, while the Predecessor Fund holds a much greater number of portfolio securities. The Successor Fund is therefore expected to sell any securities held by the Predecessor Fund that fall outside of its limited holdings strategy. For any such sales, the transaction costs will be borne by the Successor Fund. Such costs are ultimately borne by the Successor Fund’s shareholders.

As of September 30, 2009, the net assets of the Predecessor Fund were $85,175 and the Successor Fund was $46,046. The net assets of the combined fund as of September 30, 2009 would have been $131,121 (after accounting for $100 in Reorganization expenses).

The amount of reduced shares was calculated based on the net assets, as of September 30, 2009, of the Predecessor Fund of $17,173, $612 and $67,390, for Class A, Class C and Class I, respectively, and the net asset value of the Successor Fund of $13.29, $12.43 and $13.60 for Class A, Class C, and Class I respectively. Shares of the Successor Fund were reduced by 468 for Class A, 18 for Class C and 1,790 for Class I in exchange for Class A, Class C, and Class I shares, respectively of the Predecessor Fund. Class B shares of the Successor Fund are to be converted into Class A shares prior to the Reorganization.

On a pro forma basis for the twelve months ended September 30, 2009, the proposed Reorganization would result in a decrease of $41 in the investment advisory fees charged and a decrease of $76 in other operating expenses.

The Predecessor Fund’s gross annual operating expenses were 1.39%, 2.14% and 1.19% for Class A, Class C and Class I, respectively. The Successor Fund’s gross annual operating expenses were 1.68%, 2.43% and 1.43% for Class A, Class C and Class I, respectively. As a result of the Reorganization, the Successor Fund’s expenses are expected to be reduced to 1.39%, 2.14% and 1.14% for the Class A, Class C and Class I shares, respectively, on a pro forma basis.

The costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, are estimated to be $100, and will be paid by the Successor fund.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. The accounting survivor in the proposed Reorganization will be the Successor Fund.

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that, for federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code. As of December 31, 2009, the Predecessor Fund held capital loss carryforwards of $8,963, and, as of March 31, 2009, the Successor Fund held capital loss carryforwards of $ 4,753. The Successor Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by the Successor Fund to offset income or gain realized by the Predecessor Fund could be subject to limitation.